UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024 (May 14, 2024)

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33288	06-1185400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 West Park Avenue
Kokomo, Indiana 46904-9013
(Address of principal executive offices)

(765) 456-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HAYN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on February 4, 2024, Haynes International, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with North American Stainless, Inc., a Delaware corporation (“Parent”), Warhol Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes specified therein, Acerinox S.A., a Spanish sociedad anonima (“Guarantor”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Merger is conditioned on, among other things, the receipt of the approvals, clearances or expirations of waiting periods under certain specified regulatory laws without the imposition, individually or in the aggregate, of a Substantial Detriment (as defined in the Merger Agreement).

On May 14, 2024, the Competition and Markets Authority in the United Kingdom (the “CMA”) informed the Company and the Guarantor that it will be conducting a formal investigation of the Transaction (the “UK Formal Investigation”). Additionally, as previously disclosed, on May 1, 2024, the Austrian Federal Competition Authority, or Bundeswettbewerbsbehörde, informed the Company and the Guarantor that it intends to refer the Merger to the Austrian Cartel Court for a Phase II investigation.

In addition to the Austrian Phase II investigation and the UK Formal Investigation, the completion of the Merger remains subject to various customary conditions, including regulatory approval by the Committee on Foreign Investment in the United States. All other regulatory approvals and clearances where the applicable authorities have asserted jurisdiction have been obtained.

The Company remains optimistic that all of the aforementioned regulatory reviews will be positively resolved and the required clearances will be obtained. Based on the expected timeline of the UK Formal Investigation and the Austrian Phase II investigation, the Company now expects that the Merger will close in the fourth calendar quarter of 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact, including statements regarding market and industry prospects and future results of operations or financial position, made in this Current Report on Form 8-K are forward-looking. In many cases, you can identify forward-looking statements by terminology, such as “may”, “should”, “expects”, “intends”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. Statements in this communication that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of the Company by Parent and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of the Company, the expected management and governance of the Company following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement.

There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are difficult to predict and are generally outside the Company’s control, that could cause actual performance or results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of the Company or Parent or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the failure to obtain applicable regulatory approvals in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally; the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on the Company’s business, financial condition and results of operations, as well as the response thereto by each company’s management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Also, the Company’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in the Company’s filings with the SEC, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in the Company’s most recently filed Annual Report on Form 10-K filed November 16, 2023, the Company’s Definitive Proxy Statement filed March 18, 2024 and the Company’s Current Reports on Form 8-K.

The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the forward-looking statements based upon those assumptions also could be incorrect. Except to the extent required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYNES INTERNATIONAL, INC.

Date: May 17, 2024	By:	/s/ Michael L. Shor
		Name:	Michael L. Shor
		Title:	President and Chief Executive Officer